UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2022

SPERO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38266	46-4590683
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 Massachusetts Avenue, 14th Floor Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (857) 242-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SPRO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 1, 2022, upon recommendation of the Human Capital Management Committee (the “HCM Committee”), the Board of Directors (the “Board”) of Spero Therapeutics, Inc. (the “Company”) approved a cash and restricted stock unit (“RSU”) retention award for Ankit Mahadevia, M.D., Chief Executive Officer of the Company, and Satyavrat Shukla, Chief Financial Officer of the Company, consisting of the following:

•

Subject to Dr. Mahadevia remaining actively employed with the Company through May 31, 2023, Dr. Mahadevia shall receive: (i) a cash bonus equal to $254,000 payable on November 30, 2022 and (ii) if certain performance criteria are achieved, a number of shares of common stock to be issued to him on May 31, 2023 having a value of $508,000 based on the common stock price at such time, subject to the discretion of the Board or the HCM Committee to pay in cash or a combination of cash and stock.

•

Subject to Mr. Shukla remaining actively employed with the Company through May 31, 2023, Mr. Shukla shall receive: (i) a cash bonus equal to $168,000 payable on November 30, 2022 and (ii) if certain performance criteria are achieved, a number of shares of common stock to be issued to him on May 31, 2023 having a value of $336,000 based on the common stock price at such time, subject to the discretion of the Board or the HCM Committee to pay in cash or a combination of cash and stock.

The RSUs are eligible for vesting based on the achievement of certain performance criteria by May 31, 2023 relating to pipeline execution, business development, and financial stewardship. The RSUs will be subject to provisions of the executives’ employment agreements regarding acceleration of vesting in the event of certain termination events following a change in control only to the extent previously determined to be eligible for vesting as a result of achievement of the performance criteria. RSUs for which the performance criteria has not been achieved as specified by May 31, 2023 will lapse.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPERO THERAPEUTICS, INC.

Date: July 1, 2022	By:	/s/ Tamara Joseph
Tamara Joseph
Chief Legal Officer